Income Taxes	12 Months Ended
Dec. 31, 2022
Avra Medical Robotics, Inc. [Member]
Income Taxes [Line Items]
INCOME TAXES

NOTE 7 – INCOME TAXES

The Company’s deferred tax assets at December 31, 2022 consist of net operating loss carry forwards of $4,393,785. Using a new federal statutory tax rate of 21%, the valuation allowance balance as of December 31, 2020 total of $0. The increase in the valuation allowance balance for the year ended December 31, 2020 of $221,827 is entirely attributable to the net operating loss.

Due to the uncertainty of their realization, no income tax benefits have been recorded by the Company for these loss carry forwards as valuation allowances have been established for any such benefits. The increase in the valuation allowance was the result of increases in the net operating losses discussed above. Therefore, the Company’s provision for income taxes is $-0- for the years ended December 31, 2022 and 2021.

At December 31, 2022 and 2021, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expense. At December 31, 2022 and 2021, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

The Company files U.S. federal and state income tax returns in jurisdictions with varying statutes of limitations.